SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Columbia Acorn Trust

(Name of Registrant as Specified In Its Charter)

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COLUMBIA ACORN TRUST

227 West Monroe Street, Suite 3000, Chicago, Illinois 60606

Columbia Acorn® Fund

Columbia Acorn International®

Columbia Acorn USA®

Columbia Acorn International SelectSM

Columbia Acorn SelectSM

Columbia Thermostat FundSM

Columbia Acorn Emerging Markets FundSM

Columbia Acorn European FundSM

(each, a “Fund” and collectively, the “Funds”)

Notice of Special Meeting of Shareholders

to be held on February 27, 2015

January 15, 2015

Dear Shareholder:

A special meeting of shareholders of the Funds listed above, each of which is a series of Columbia Acorn Trust (the “Trust”), will be held at 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606, on February 27, 2015, at 10:00 a.m. Central time (including any postponements or adjournments thereof, the “Meeting”). The purpose of the Meeting is for shareholders of each Fund to elect trustees to the Trust’s board of trustees (the “Board”).

The proposal to elect trustees is more fully described in the proxy statement accompanying this notice (the “Proxy Statement”). To attend the Meeting in person, you will need proof of ownership of the shares of a Fund, such as (i) the enclosed proxy card(s) (the “Proxy Card(s)”), or a copy thereof or (ii) if your shares are held of record by a financial intermediary, such as a broker, or nominee, a proxy card from the record holder or other proof of beneficial ownership, such as a brokerage statement showing your holdings of the shares of a Fund. Please note that if you hold your shares through a financial intermediary, you will not be able to vote in person at the Meeting unless you have previously requested and obtained a “legal proxy” from your financial intermediary and present it at the Meeting.

As described in the Proxy Statement, eight of the trustee nominees currently serve on the Board and one new trustee candidate is being submitted to shareholders for election to the Board (together, the “Nominees”). The close of business on December 31, 2014 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR EACH NOMINEE DESCRIBED IN THE ENCLOSED PROXY STATEMENT.

Your vote is important, regardless of the number of shares that you own. You can authorize proxies to cast your votes at the Meeting easily and quickly by mail, by telephone, or via the Internet, or you may vote in person at the Meeting. A self-addressed, postage-paid envelope has been enclosed for your convenience. Please help avoid the expense of a follow-up mailing by submitting your proxy today.

We appreciate your participation and prompt response regarding these matters and thank you for your continued support.

Please note that the Meeting is a business meeting only. Performance information will not be discussed and refreshments will not be served.

If you have any questions or need additional information, please contact Computershare Fund Services at (877) 632-0899.

By order of the Board of Trustees,

Charles P. McQuaid

Vice President of Columbia Acorn Trust

Portfolio Manager, Analyst and Advisor,

Columbia Wanger Asset Management, LLC

Dated: Chicago, Illinois, January 15, 2015

Important Information to Help You Understand and Vote on the Proposal to Elect Trustees

The following questions and answers provide an overview of the matter on which you are being asked to vote. The accompanying Proxy Statement contains more detailed information about the proposal, and we encourage you to read it in its entirety before voting. Your vote is important.

Q.	What is being proposed?

A.	It is proposed that shareholders vote to elect to the Board eight of the Trust’s current trustees and one new trustee candidate, each of whom has been nominated by the Board.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR EACH NOMINEE DESCRIBED IN THE ENCLOSED PROXY STATEMENT.

Q.	Why are you sending me this information?

A.	You are receiving the Proxy Statement and Proxy Card(s) because you own shares of one or more of the Funds and have the right to vote on the election of trustees to the Board.

Q.	Why am I being asked to elect trustees?

A.	The shareholders of each Fund, and of the Trust as a whole, are being asked to elect the Nominees to the Board. Shareholders last elected trustees to the Board at a meeting held in May 2010. Since that time, several trustees have resigned from the Board. The Board is authorized to appoint successors for retiring trustees as long as, at all times, no less than two-thirds of the trustees on the Board have been elected by shareholders. You are being asked to elect the Nominees so that this requirement continues to be satisfied.

Q.	How will these proposals affect me as a shareholder?

A.	These proposals will not result in any change in your Fund’s investment objective(s) or principal investment strategies or in the investment advisory fees it pays to Columbia Wanger Asset Management, LLC, the Funds’ investment adviser (“CWAM”).

Q.	How do I cast my votes?

A.	You may vote in person at the Meeting or, for your convenience, there are several ways you can authorize proxies to cast your votes on your behalf at the Meeting:

By Mail:	Complete, sign and return the enclosed Proxy Card(s) in the enclosed self-addressed, postage-paid envelope.

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By Telephone:	Call the toll-free number printed on the enclosed Proxy Card(s) and follow the directions.

By Internet:	Access the website address printed on the enclosed Proxy Card(s) and follow the directions on the website.

The time and place of the Meeting are described in the accompanying Proxy Statement. To attend the Meeting in person, you will need proof of ownership of the shares of a Fund, such as (i) the enclosed Proxy Card(s), or a copy thereof or (ii) if your shares are held of record by a financial intermediary, such as a broker, or nominee, a proxy card from the record holder or other proof of beneficial ownership, such as a brokerage statement showing your holdings of the shares of a Fund. Please note that if you hold your shares through a financial intermediary, you will not be able to vote in person at the Meeting unless you have previously requested and obtained a “legal proxy” from your financial intermediary and present it at the Meeting.

Q.	Why might I receive more than one Proxy Card?

A.	If you own shares of more than one Fund or own shares of a Fund in more than one account, you will receive a separate Proxy Card for each such Fund or account.

Q.	Can I change my vote if I change my mind after submitting my Proxy Card(s)

A.	You may revoke your proxy or change it at any time prior to the Meeting by (i) giving written notice to the Secretary of the Funds at 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606, (ii) by submitting a subsequently executed and dated Proxy Card, (iii) authorizing your proxy by telephone or Internet at a later date or (iv) attending the Meeting and casting your vote in person. Attending the Meeting in person will not automatically revoke your prior proxy.

Q.	Whom should I call for additional information about the Proxy Statement?

A.	If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call your Fund’s proxy solicitor, Computershare Fund Services at (877) 632-0899.

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COLUMBIA ACORN TRUST

227 West Monroe Street, Suite 3000, Chicago, Illinois 60606

Columbia Acorn® Fund

Columbia Acorn International®

Columbia Acorn USA®

Columbia Acorn International SelectSM

Columbia Acorn SelectSM

Columbia Thermostat FundSM

Columbia Acorn Emerging Markets FundSM

Columbia Acorn European FundSM

(each, a “Fund” and collectively, the “Funds”)

PROXY STATEMENT

Special Meeting of Shareholders to be held on February 27, 2015

This proxy statement (the “Proxy Statement”) is furnished to you in connection with the solicitation of proxies by the board of trustees (the “Board”) of Columbia Acorn Trust (the “Trust”) relating to the special meeting of shareholders of the Funds listed above, each of which is a series of the Trust, that will be held at 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606, on February 27, 2015, at 10:00 a.m. Central time (including any postponements or adjournments thereof, the “Meeting”). It is expected that this Proxy Statement will be mailed to shareholders on or about January 22, 2015. The purpose of the Meeting is for shareholders of each Fund to elect trustees to the Board. The Board unanimously recommends that you vote FOR each of the nine candidates who have been nominated by the Board (together, “the Nominees”) described in this Proxy Statement.

If you properly authorize your proxy through the Internet or telephonically, or by executing and returning the enclosed proxy card(s) (the “Proxy Card(s)”), and your proxy is not subsequently revoked, your votes will be cast at the Meeting. If you give instructions, your votes will be cast in accordance with your instructions. If you return your signed Proxy Card(s) without instructions, your votes will be cast FOR the election of the Nominees to the Board, eight of whom are current trustees of the Trust and one of whom is a new trustee candidate. Your votes will be cast in the discretion of the proxy holders on any other matter that may properly come before the Meeting, including but not limited to, proposing and/or voting on the adjournment of the Meeting in the event that sufficient votes in favor of the proposal to elect trustees are not received.

If you execute, date and submit a Proxy Card, you may revoke that proxy or change it by (i) giving written notice to that Fund (Attention: Secretary) at the address written above, (ii) submitting a subsequently executed and dated Proxy Card, (iii) authorizing your proxy by telephone or Internet at a later date or (iv) attending the Meeting and casting your vote in person. If you authorize your proxy by telephone or through the Internet, you may revoke it by authorizing a subsequent proxy by telephone or Internet, by completing, signing and returning a Proxy Card dated as of a date that is later than your last telephone or Internet proxy authorization or by attending the Meeting and casting your vote in person. Attending the Meeting in person will not automatically revoke your prior proxy. Please note that if you hold your shares through a financial intermediary, you will not be able to vote in person at the Meeting unless you have previously requested and obtained a “legal proxy” from your financial intermediary and present it at the Meeting. If you intend to vote in person at the Meeting, please call (877) 632-0899 to obtain important information regarding your attendance at the Meeting. Please keep in mind that the Meeting is a business meeting only. Performance information will not be discussed and refreshments will not be served.

Votes cast by proxy or in person at the Meeting will be tabulated by the inspectors of election appointed for the Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting. Thirty percent (30%) of the outstanding shares of a Fund or the Trust as a whole entitled to vote on the record date, as defined below, constitutes a quorum of a Fund or the Trust as a whole, respectively. The inspectors of election will treat abstentions and “broker non-votes” on a matter (i.e., shares held of record by a financial intermediary, such as a broker, or nominee, typically in “street name,” as to which proxies have been returned but as to which (i) written voting instructions on the matter have not been received from the beneficial owners or persons entitled to vote and (ii) the intermediary does not have discretionary voting power on the matter) as present for purposes of determining a quorum. A quorum of shareholders of the Trust as a whole is required to take action at the Meeting on the election of the Nominees to the Board.

In the event that a quorum of shareholders of a Fund or of the Trust is not present at the Meeting or, even if such a quorum is present, in the event that sufficient votes in favor of any proposal are not received and tabulated prior to the time the Meeting is called to order, the Meeting may be adjourned for a reasonable time after the date originally set for the Meeting with respect to one or more Funds or the Trust by the vote of a majority of the shares represented at the Meeting, either in person or by proxy, and further solicitations may be made.

The close of business on December 31, 2014 has been fixed as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Meeting. The number of outstanding shares of each class of shares of each Fund held on that date is listed in Appendix A. Each share of a Fund outstanding on the Record Date is entitled to one vote.

Election of each Nominee requires the affirmative vote of a plurality of votes cast at the Meeting by or on behalf of shareholders of the Trust as a whole. A “plurality of votes cast” means that those Nominees receiving the nine highest numbers of affirmative votes cast, whether or not such votes constitute a majority, will be elected at the Meeting. All shares of the Trust vote together as a single class with respect to the proposal to elect the Nominees to the Board. Abstentions and broker non-votes will have no effect on the outcome of the vote.

Additional information about each Fund is available in its prospectus, statement of additional information and semi-annual and annual reports to shareholders. The Funds’ most recent semi-annual and annual reports have been previously mailed to shareholders. Additional copies of any of these documents are available without charge upon request by writing to CWAM, 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606, by calling (800) 345-6611 or by visiting the Columbia Funds’ website at www.columbiamanagement.com. All of these documents also are filed with the Securities and Exchange Commission (the “SEC”) and available on the SEC’s website at www.sec.gov.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON FEBRUARY 27, 2015.

This Proxy Statement and the Notice of Special Meeting are available at

www.proxy-direct.com/col-26314.

THE PROPOSAL — ELECTION OF TRUSTEES

The Proposal

It is proposed that shareholders vote to elect the Nominees to the Board. Eight of the Nominees currently serve on the Board, and one of the Nominees is a new trustee candidate. Each of the Nominees has been nominated by the Governance Committee of the Board, and the full Board, to hold office until the election and qualification of his or her successor or until his or her death, resignation or removal.

The shareholders of each Fund, and of the Trust as a whole, are being asked to elect the Nominees to the Board. Shareholders last elected trustees to the Board at a meeting held in May 2010. Since that time, several trustees have resigned from the Board. The Board is authorized to appoint successors for retiring trustees as long as, at all times, no less than two-thirds of the trustees on the Board have been elected by shareholders. You are being asked to elect the Nominees so that this requirement of the Trust’s governing documents and the Investment Company Act of 1940 (the “1940 Act”) continues to be satisfied.

At a meeting held on November 25, 2014, the Governance Committee of the Board nominated each of the Nominees for consideration by the Board. At a meeting held on December 9, 2014, the Board received, accepted and endorsed the nominations presented by the Governance Committee, nominated the Nominees and voted to present each of them to shareholders for election. The Board currently has no reason to believe that any Nominee will become unavailable for election, but if that should occur before the Meeting, the proxies will be voted for such other Nominees as the Governance Committee and the Board may select.

A Nominee is deemed to be “independent” to the extent the Nominee is not an “interested person” of the Trust, as that term is defined in Section 2(a)(19) of the 1940 Act (each such Nominee, an “Independent Nominee”).

The Independent Nominees are Laura M. Born, Maureen M. Culhane, Margaret M. Eisen, John C. Heaton, Steven N. Kaplan, David J. Rudis, Thomas M. Goldstein and Charles R. Phillips.

P. Zachary Egan is considered to be an “interested person” of the Trust and Columbia Wanger Asset Management, LLC, the Funds’ investment adviser (“CWAM”), because he is an officer of the Trust and since April 1, 2014 has served as President and International Chief Investment Officer of CWAM. Mr. Egan is referred to as the “Interested Nominee.”

Please note that Charles P. McQuaid, who currently serves as a trustee of the Trust is not standing for election. It is expected that Mr. McQuaid will resign as a trustee following the Meeting. Mr. McQuaid stepped down as the President and Chief Investment Officer of CWAM, and as the lead portfolio manager of Columbia Acorn Fund, effective March 31, 2014. It is expected that he will continue to serve as

Vice President of the Trust, as Portfolio Manager of Columbia Thermostat Fund and as an analyst and advisor of CWAM. Please also note that Ralph Wanger currently serves as trustee emeritus of the Trust in a non-voting capacity and is not included as one of the nine Nominees. Mr. Wanger is not standing for election, but it is expected that he will continue to serve as trustee emeritus.

If the Nominees are elected by shareholders, at least 75% of the Board’s members will continue to be independent trustees within the meaning of Section 2(a)(19) of 1940 Act (“Independent Trustees”). The Nominees would serve as trustees in accordance with the organizational documents of the Trust. Each trustee currently serves for an indefinite term. A trustee’s term terminates upon the election of his or her successor or by his or her death, resignation or removal. In addition, the Trust’s By-Laws generally require that trustees retire at the end of the calendar year in which they attain the age of 75 years.

Information Regarding the Nominees

The address of each Nominee is c/o Columbia Wanger Asset Management, LLC, 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606. Information regarding each of the Nominees follows.

Independent Nominees:

Name, Position Held with the Trust and Age at December 31, 2014	Year First Appointed or Elected to a Board in the Columbia Funds Complex	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Laura M. Born, 49, Trustee and Chair	2007	Adjunct Associate Professor of Finance, University of Chicago Booth School of Business; Managing Director – Investment Banking, J.P. Morgan Chase & Co. (broker-dealer) 2002-2007.	12 (the Funds and the series of Wanger Advisors Trust)	None.

Maureen M. Culhane, 66, Trustee	2007	Retired. Formerly, Vice President, Goldman Sachs Asset Management, L.P. (investment adviser), 2005-2007; Vice President (Consultant) – Strategic Relationship Management, Goldman, Sachs & Co., 1999-2005.	12 (the Funds and the series of Wanger Advisors Trust)	None.

Name, Position Held with the Trust and Age at December 31, 2014	Year First Appointed or Elected to a Board in the Columbia Funds Complex	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Margaret M. Eisen, 61, Trustee	2002	Chief Investment Officer, EAM International LLC (corporate finance and asset management), 2003-2013; Managing Director, CFA Institute, 2005-2008.	12 (the Funds and the series of Wanger Advisors Trust)	Burnham Investors Trust.

Thomas M. Goldstein, 55, Trustee	2014	Retired. Formerly, Chief Financial Officer, Allstate Protection Division, 2011-2014; Founding Partner, The GRG Group LLC, 2009-2011; Managing Director and Chief Financial Officer, Madison Dearborn Partners, 2007-2009.	12 (the Funds and the series of Wanger Advisors Trust)	Federal Home Loan Bank – Chicago; Federal Home Loan Mortgage Corporation.

John C. Heaton, 55, Trustee	2010	Deputy Dean for Faculty, University of Chicago Booth School of Business; Joseph L. Gidwitz Professor of Finance, University of Chicago Booth School of Business since July 2000.	12 (the Funds and the series of Wanger Advisors Trust)	None.

Steven N. Kaplan, 55, Trustee and Vice Chair	1999	Neubauer Family Distinguished Service Professor of Entrepreneurship and Finance, University of Chicago Booth School of Business; faculty member of the University of Chicago Booth School of Business since 1988.	12 (the Funds and the series of Wanger Advisors Trust)	Accretive Health, Inc. (healthcare management services provider); Morningstar, Inc. (provider of independent investment research).

Charles R. Phillips, 58, Trustee	2015	Retired. Formerly, Vice Chairman, J.P. Morgan Private Bank, 2011-2014; Managing Director, J.P. Morgan Private Bank, 2001-2011.	12 (the Funds and the series of Wanger Advisors Trust)	None.

Name, Position Held with the Trust and Age at December 31, 2014	Year First Appointed or Elected to a Board in the Columbia Funds Complex	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
David J. Rudis, 61, Trustee	2010	Retired. Formerly, National Checking and Debit Executive, and Illinois President, Bank of America, 2007-2009; President, Consumer Banking Group, LaSalle National Bank, 2004-2007.	12 (the Funds and the series of Wanger Advisors Trust)	None.

Interested Nominee:

Name, Position Held with the Trust and Age at December 31, 2014	Year First Appointed or Elected to a Board in the Columbia Funds Complex	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
P. Zachary Egan, 46, Trustee	Standing for election in 2015

President and International Chief

Investment Officer, CWAM since April 2014; Director of International Research, CWAM December 2004-March 2014; Vice President, Columbia Acorn Trust, 2003-2014, and Wanger Advisors Trust, 2007-2014; portfolio manager and/or analyst, CWAM or its predecessors since 1999.

			12 (the Funds and the series of Wanger Advisors Trust)	None.

Current Status of Nominees

Mses. Born, Culhane and Eisen and Messrs. Heaton and Kaplan were elected by shareholders to the Board in 2010. Upon recommendation of the Governance Committee: Mr. Rudis was appointed to the Board by the trustees in 2010; Mr. Goldstein was appointed to the Board by the trustees in 2014; and Mr. Phillips was appointed to the Board by the trustees in 2014, effective January 1, 2015. These individuals, together with Mr. Wanger, who serves as trustee emeritus of the Board, currently comprise the entire Board. All, except for Mr. Wanger, are standing for election at the Meeting and have agreed to continue to serve if elected. Mr. Wanger is not required to stand for election in his capacity as trustee emeritus and it is expected he will continue to serve as trustee emeritus. The full Board met on five occasions, and the Independent Trustees met on four occasions, during the year ended December 31, 2014.

Mr. Egan has served as the President and International Chief Investment Officer of CWAM since April 2014. He is a co-portfolio manager of Columbia Acorn International and Columbia Acorn Emerging Markets Fund, both of which are series of the Trust. Mr. Egan has been affiliated with the Funds and CWAM since 1999. He is standing for election at the Meeting and has agreed to serve if elected.

Beneficial Ownership of Shares of Each Fund

Appendix B to this Proxy Statement provides information, as of November 30, 2014, about the beneficial ownership by the trustees/Nominees of equity securities of each Fund. Appendix F to this Proxy Statement provides information, as of November 30, 2014, regarding the beneficial ownership by the trustees/Nominees and officers of the Trust, as a group, of positions of greater than 1% of the outstanding shares of certain Funds.

Current Status of the Board and its Committees

Responsibilities

The Board has overall management responsibility for the Funds. The trustees are responsible for supervising and overseeing the management and operation of each Fund and the Trust as a whole. Each trustee serves a term of unlimited duration, so long as at all times a majority of trustees has been elected by shareholders. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of the Trust’s outstanding shares at any meeting called for that purpose. A trustee may be removed with or without cause upon the vote of a majority of the trustees.

Leadership Structure

The Board is currently composed of nine trustees, eight of whom are Independent Trustees. In addition to the nine trustees, Mr. Wanger serves as a non-voting trustee emeritus of the Trust. The Chair of the Board, Laura M. Born, is an Independent Trustee.

Charles P. McQuaid, one of the current trustees, is considered an Interested Trustee because he is an officer of the Funds and of CWAM. Mr. McQuaid is not standing for election and it is proposed that Mr. Egan, the current President of CWAM, be elected in his place. Mr. Egan is considered an Interested Trustee because he is an officer of the Funds and of CWAM.

Each trustee was nominated to serve on the Board because of his or her experience, skills and qualifications. The Board believes that its leadership structure is consistent with industry practices and is appropriate in light of the size of the Trust and the nature and complexity of its business. In particular:

•	Board Composition. The trustees believe that maintaining a Board composed of a super-majority of at least 75% Independent Trustees is appropriate and in the best interest of Fund shareholders. The trustees also believe that having the President of CWAM serve as an Interested Trustee and having Mr. Wanger serve as a non-voting trustee emeritus brings management and financial insight that is important to certain of the Board’s decisions and is also in the best interest of shareholders.

•

Independent Trustee Meetings and Executive Sessions. The trustees believe that meetings of the Independent Trustees and meetings in executive session help mitigate conflicts of interest and allow the Independent Trustees to deliberate candidly, constructively and separately from management, in a manner that affords honest disagreement and critical questioning.

The Board has established seven standing committees: the Audit Committee; the Compliance Committee; the Contract Committee; the Executive Committee; the Governance Committee; the Investment Performance Analysis Committee; and the Valuation Committee. The Board has also established an Ad Hoc Committee on IT/Data Security. The trustees believe that the number of standing committees and the ad hoc committee, as well as the composition and scope of activities of each committee, is appropriate. The functions, responsibilities and composition of each committee are set forth below.

Committee	Members	Function	Number of Meetings in 2014
Audit	John C. Heaton (chair) Thomas M. Goldstein (Audit Committee financial expert) David J. Rudis	Makes recommendations to the Board regarding the selection of independent auditors for the Trust; confers with the independent auditors regarding the scope and results of each audit; oversees the quality, objectivity and integrity of disclosure controls and processes and procedures employed by the Funds’ service providers in preparing the Funds’ financial statements; and carries out the provisions of its charter.	3

Compliance	Margaret M. Eisen (chair) Maureen M. Culhane Thomas M. Goldstein Steven N. Kaplan David J. Rudis	Provides oversight of the monitoring processes and controls regarding the Trust with respect to legal, regulatory and internal rules, policies, procedures and standards (other than those relating to audit matters); oversees compliance and risk management by the Funds’ service providers, including with respect to the sub-transfer agent compliance program overseen by the Fund’s transfer agent; and carries out the provisions of its charter.	4
Contract	David J. Rudis (chair) Laura M. Born Maureen M. Culhane Margaret M. Eisen Charles R. Phillips	Makes recommendations to the Board regarding the continuation or amendment of the investment advisory agreements between the Trust and CWAM and other agreements with third party service providers; and carries out the provisions of its charter.	9

Executive	Laura M. Born (chair) Steven N. Kaplan Charles P. McQuaid*	Exercises powers of the Board during intervals between meetings of the Board, with certain exceptions.	0

Committee	Members	Function	Number of Meetings in 2014

Governance	Steven N. Kaplan (chair) Laura M. Born Margaret M. Eisen	Makes recommendations to the Board regarding committees of the Board and committee assignments, the composition of the Board, the compensation of the Independent Trustees and candidates for election as Independent Trustees; oversees the process for evaluating the functioning of the Board, including addressing potential conflicts of interest; monitors the performance of the Funds’ Chief Compliance Officer (the “CCO”) and makes recommendations to the Board regarding the selection and compensation of the CCO; monitors the performance of counsel to the Funds and the Independent Trustees and makes recommendations to the Independent Trustees regarding the selection of their counsel; and carries out the provisions of its charter.	5
Investment Performance Analysis	Maureen M. Culhane (chair) John C. Heaton Steven N. Kaplan Charles R. Phillips	Monitors and reviews the investment performance of each Fund; develops an appropriate framework for measuring, comparing and assessing Fund performance; provides interpretation of performance information in connection with Fund advisory contracts; acts as a liaison between CWAM and the Board in overseeing and discussing investment-related issues; oversees the Funds’ securities lending program, including by reviewing the performance of the program, CWAM’s oversight of the program and the securities lending agent’s compliance with established lending policies, and by approving vehicles for the investment of securities lending cash collateral; and carries out the provisions of its charter.	4

IT/Data Security	Laura M. Born (chair) Margaret M. Eisen John C. Heaton David J. Rudis	Oversees the provision of information technology by the Funds’ service providers and data security matters affecting the Funds.	7

Valuation	Charles P. McQuaid*(chair) Margaret M. Eisen John C. Heaton Laura M. Born (alternate) Maureen M. Culhane (alternate) Thomas M. Goldstein (alternate) Steven N. Kaplan (alternate) Charles R. Phillips (alternate) David J. Rudis (alternate) John Kunka (alternate, representative of CWAM)	Determines in good faith the fair valuation of portfolio securities held by any Fund in instances in accordance with the Trust’s Portfolio Pricing Policy adopted by the Board; and carries out the provisions of its charter.	25

*	Mr. McQuaid is not standing for election. It is expected that Mr. McQuaid will resign as a trustee following the Meeting. The Board will determine whether to designate a trustee to fill the resulting vacancies on the Executive Committee and the Valuation Committee.

During 2014, no trustee attended less than 75 percent of the aggregate of: (i) the total number of Board meetings held during the period for which he or she served as a trustee; and (ii) the total number of meetings held by all Board committees on which he or she served.

The Governance Committee’s policy with respect to considering trustee candidates recommended by shareholders and the procedures to be followed by shareholders in submitting such recommendations are set forth in the charter of the Governance Committee, which is attached to this Proxy Statement as Appendix C. The Governance Committee has stated that the principal criterion for the selection of candidates is their ability to contribute to the overall functioning of the Board and to carry out the responsibilities of the trustees.

The Governance Committee believes that the Board should be comprised of trustees who represent a broad cross section of backgrounds, skills and experience, and that each trustee should generally exhibit stature and experience commensurate with the responsibility of representing the Funds. The Governance Committee periodically reviews the membership of the Board to determine whether it may be appropriate to add individuals with backgrounds or skill sets different from those of the current trustees. The Governance Committee follows the process it deems appropriate under the circumstances. Generally, the Governance Committee identifies trustee candidates from references provided by the Independent Trustees and others, including nominees recommended by shareholders, and evaluates them through a process of questionnaires and multiple interviews. Through this process, the Governance Committee seeks to identify candidates who meet the particular needs of the Board at the time based on the existing makeup of the Board. In addition, counsel to the Independent Trustees analyzes each Independent Trustee candidate to ensure that the candidate meets the independence requirements of the 1940 Act. The trustees believe that the Board’s process for nominating trustees effectively produces the best candidates with a diversity of qualities, experience, backgrounds and complementary skills, and that the composition of the Board allows the Board, as a body, to oversee the Funds in a manner that is consistent with the best interests of Fund shareholders.

Although CWAM, the trustees, or shareholders may submit suggestions for Independent Trustee candidates to the Governance Committee, neither the Governance Committee nor the Independent Trustees as a group consider those candidates on a preferential basis as opposed to other possible candidates. Any shareholder may submit the name of a candidate for consideration by the Governance Committee by submitting the recommendation to the Trust’s Secretary. The Secretary will forward any such recommendation to the chair of the Governance Committee promptly upon receipt.

Risk Oversight

The Compliance Committee, working with the Funds’ chief compliance officer (the “CCO”) and CWAM, has developed a detailed risk reporting methodology that includes a dashboard report relating to, among other matters, investment risk, credit risk, liquidity risk, counterparty risk, compliance risk and operational risk. Currently, CWAM compiles and monitors relevant risk data on an ongoing basis and the Board and the Compliance Committee receive and review the risk reporting data on a quarterly basis or more frequently if circumstances warrant. The Board will continue to assess the most effective means of implementing this risk oversight process so that it provides the data that is most relevant to the Board in the exercise of its risk oversight role.

The Audit Committee also plays an important role in the Board’s risk oversight. Working with the Funds’ independent registered accountants, the Audit Committee ensures that the Funds’ annual audit scope includes risk-based considerations, such that the auditors consider the risks potentially impacting the audit findings as well as risks to the Funds’ financial position and operations. In addition, the Investment Performance Analysis Committee provides the Board with information relevant to assessing risk oversight by monitoring and reviewing the Funds’ performance metrics, including measurements of risk-adjusted returns, and by regularly conferring with CWAM on performance-related issues. The Investment Performance Analysis Committee also receives regular reports from the Funds’ securities lending agent regarding the risks associated with the Funds’ securities lending program, including counterparty risk and liquidity.

The Funds’ CCO reports to the Compliance Committee and to the Board at least quarterly regarding compliance and legal risk concerns. In addition to his quarterly reports, the CCO provides an annual report to the Board in accordance with the Funds’ compliance policies and procedures. The CCO regularly discusses relevant compliance, operational, investment and legal risk issues affecting the Funds during meetings with the Independent Trustees and consults with counsel. The CCO updates the Board on the application of the Funds’ compliance policies and procedures and discusses how they mitigate risk. The CCO also reports to the Board immediately regarding any problems associated with the Funds’ compliance policies and procedures that could expose (or that might have the potential to expose) the Funds to material risk.

Trustee Experience

The following is a description of the material attributes, skills and experiences that relate to the suitability of each trustee to serve on the Board. In addition to these factors, a trustee is required to possess certain other qualities such as integrity, intelligence, the ability to critically discuss and analyze issues presented to the Board and an understanding of a trustee’s fiduciary obligations with respect to a registered investment company. The Board and the Governance Committee believe that each of the Nominees possesses these characteristics in addition to other attributes discussed below.

Laura M. Born. Ms. Born has experience with financial, accounting, regulatory and investment matters as well as an understanding of the securities markets and industry through her educational background, position for many years as an investment banker at a major investment banking firm and through her position with the University of Chicago, Booth School of Business where she serves as an adjunct associate professor of finance. Ms. Born has experience analyzing and evaluating financial statements of issuers as a result of her investment banking experience. Ms. Born has experience with board functions through former her position as a board director of a subsidiary of a major private company. She also is familiar with the functions of the Board and its oversight responsibilities with respect to CWAM and other Fund service providers as a result of her service as an Independent Trustee for the past eight years.

Maureen M. Culhane. Ms. Culhane has financial, regulatory and investment experience through her positions as an executive with a large asset management firm, as a vice president of finance and treasurer of a Fortune 100 company, and as a principal of a pension and investment management consulting firm whose clients included, among others, Fortune 100 companies and state pension plans. Ms. Culhane has experience serving as a board member of a public operating company. She also is experienced in Board operations as well as oversight of CWAM and other Fund service providers as a result of her service as an Independent Trustee for the past eight years.

P. Zachary Egan. Mr. Egan has investment, business, finance and regulatory experience through his positions as president, international chief investment officer and director of international research of CWAM, as well as through his more than 15 years of experience as a portfolio manager and/or analyst of CWAM. Through these roles, Mr. Egan has significant experience with Board operations and understands the business of CWAM and the Funds.

Margaret M. Eisen. Ms. Eisen has experience with financial, regulatory and investment matters as a result of her position as a managing director with responsibility for multibillion dollar portfolios of equities, both public and private, at two of the largest corporate pension funds in the United States. She also acquired such experience through her position as a managing director of the CFA Institute, which sets standards for measuring competence and integrity in the fields of portfolio management and investment analysis. Ms. Eisen has experience with board functions through her position as a director of a public operating company and her position as the lead trustee of another registered investment company. Ms. Eisen also is familiar with the operations of the Board and oversight of CWAM and other Fund service providers through her service as an Independent Trustee for the past 13 years.

Thomas M. Goldstein. Mr. Goldstein has financial, accounting, management, operations and risk management experience through his various senior executive positions with financial services businesses, including as the chairman and chief executive officer of a large mortgage company and senior executive officer and chief financial officer of a large mid-western bank. He has familiarity with complex financial, banking and audit issues having served as the chief financial officer for a banking operation, a large property and casualty insurance business and a private equity firm. Therefore, the Board believes that Mr. Goldstein is qualified to serve on the Audit Committee and as the Audit Committee Financial Expert. Mr. Goldstein also is familiar with board operations through his service on the boards of directors of the Federal Home Loan Bank of Chicago and the Federal Home Loan Mortgage Corporation.

John C. Heaton. Mr. Heaton is experienced with investment matters as a result of his educational background and academic experience as a professor of finance at the University of Chicago, Booth School of Business. Mr. Heaton has particular experience analyzing investment performance as a result of his financial consulting positions with the investment committees of certain private funds. His consulting experience has focused on matters involving trading litigation, securities pricing, pension fund allocation and fund management. Mr. Heaton also has numerous academic publications in the fields of economics and finance. Therefore, the Board believes that Mr. Heaton is qualified to serve on the Audit Committee and as chair of the Audit Committee. Mr. Heaton also is familiar with the operations of the Board and oversight of CWAM and other Fund service providers through his service as an Independent Trustee for the past five years.

Steven N. Kaplan. Mr. Kaplan has experience with investment, accounting and finance matters through his educational background and academic position as a professor of finance at the University of Chicago, Booth School of Business where he teaches finance and business economics classes to masters and doctoral candidates. Mr. Kaplan has experience with board functions through the positions he holds as a director of two public operating companies; Mr. Kaplan has experience in the investment management industry as one of these public companies provides independent investment research regarding mutual funds and investment advisers. Mr. Kaplan also is familiar with the operations of the Board and oversight of CWAM and other Fund service providers through his service as an Independent Trustee for the past 16 years.

Charles R. Phillips. Mr. Phillips has investment, financial and regulatory experience through working for almost 30 years in the financial services industry. He has direct investment experience, having served as vice chairman and client account manager for high net worth clients of a private bank within a large banking firm. Mr. Phillips is familiar with analyzing and evaluating financial statements of issuers and investment advisers as a result of his investment experience. Mr. Phillips has experience with board functions through his position as a director of a private foundation.

David J. Rudis. Mr. Rudis has financial, banking, investment, and management experience through more than 30 years of working in the financial services industry. He has held various senior executive positions at regional and national banks, most recently serving as an executive of a Fortune 100 financial institution. Mr. Rudis has familiarity with complex financial, regulatory and banking issues. He also has extensive experience with operations management and business development. Mr. Rudis also is familiar with the operations of the Board and the oversight of CWAM other Fund service providers through his service as a Trustee for the past four years.

Ralph Wanger. Mr. Wanger has investment, business, finance and regulatory experience through his position as founder of CWAM as well as his position as former chief investment officer and portfolio manager of the firm. Mr. Wanger understands Board operations though his service on the Board for over 40 years. Mr. Wanger serves as a non-voting trustee emeritus of the Trust.

Procedures for Communications to the Board

Shareholders who want to communicate with the Board or an individual trustee may send written communications to Attn: Secretary of Columbia Acorn Trust, 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606, addressed to the Board or the individual trustee. The Secretary may determine not to forward to the Board any letter that does not relate to the business of a Fund.

Executive Officers of the Funds

Information about the executive officers of the Funds is included in Appendix D to this Proxy Statement.

Remuneration for Trustees and Officers

Mr. Egan will serve as an Interested Trustee and as an officer without any compensation from the Trust. The Trust and Wanger Advisors Trust have adopted a deferred compensation plan for the Independent Trustees and Mr. Wanger. Under the plan, any Independent Trustee and Mr. Wanger may defer receipt of all or a portion of their compensation as trustees in order to defer payment of income taxes or for other reasons. The deferred compensation payable to a participating Independent Trustee or Mr. Wanger is credited to a book reserve account as of the business day such compensation would have been paid to such Independent Trustee or Mr. Wanger. The value of a participant’s deferral account at any time is equal to the value that the account would have had if the contributions to the account had been invested in Class Z shares of one or more of the Funds or in shares of Columbia Money Market Fund — or, prior to May 1, 2010, other affiliated money market funds — as designated by the participant. Upon retirement, the Independent Trustees and Mr. Wanger may receive payments under the plan in a lump sum or in equal annual installments over a period of five years depending on his or her election in accordance with the terms of the plan. If a participant dies, any amount payable under the plan will be paid to his or her designated beneficiaries. Each Fund’s obligation to make payments under the plan is a general obligation of that Fund. No Fund is liable for any other Fund’s obligations to make payments under the plan.

The Agreement and Declaration of Trust (the Declaration of Trust) provides that the Trust will indemnify its trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust but that such indemnification will not relieve any officer or trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its trustees and officers.

Total compensation paid by each Fund to the current trustees during the fiscal year ended December 31, 2014 is outlined in Appendix E to this Proxy Statement.

Required Vote and Recommendation

Election of trustees requires a vote by a plurality of the votes cast at the Meeting by or on behalf of shareholders of the Trust as a whole, at which a quorum is present or represented by proxy.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF ALL NOMINEES.

OTHER INFORMATION

Current Service Providers

CWAM, whose address is 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606. serves as the Funds’ investment adviser and administrator. The Funds’ principal underwriter, Columbia Management Investment Distributors, Inc., and transfer agent, Columbia Management Investment Services Corp., are located at 225 Franklin Street, Boston, Massachusetts 02110. Columbia Management Investment Advisers, LLC, also located at 100 Federal Street, Boston, Massachusetts 02110, serves as sub-administrator to the Funds through an agreement with CWAM. Each of the Funds’ primary service providers is affiliated with Ameriprise Financial, Inc. (“Ameriprise”).

Other Matters to Come Before the Meeting

The Trust does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the persons named as proxies will vote thereon in accordance with their best judgment.

Annual Meetings and Shareholder Proposals

The Trust does not presently hold annual meetings of shareholders for the election of trustees or for other business unless otherwise required by the 1940 Act. The Governance Committee typically will consider trustee candidates submitted by shareholders or from other sources as it deems appropriate. Any recommendation should be submitted to Attn: Secretary of Columbia Acorn Trust, 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606. Any submission should include, at a minimum, the following information as to each individual proposed for election as a trustee: the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of stock of any Fund that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such shareholder believes such individual would or would not qualify as an Independent Trustee, and information regarding such individual that is sufficient, in the discretion of the Governance Committee, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of trustees in an election contest (even if an election contest is not involved) or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, and the rules thereunder (including such individual’s written consent to being named in the proxy statement as a nominee and to serving as a trustee (if elected)).

Shareholder submissions will be considered for inclusion in the proxy statement only if submitted by a date not earlier than the 365th calendar day before, and not later than the 60th calendar day before, the date on which the Board has set a meeting date for the shareholder meeting at which the election of trustees is to be considered. The submission of a proposal does not guarantee its inclusion in a proxy statement and is subject to the limitations of the federal securities laws. Shareholders may submit proposals in writing to Attn: Secretary, 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606.

Principal Shareholders

Appendix F to this Proxy Statement lists the persons that owned of record or, to the knowledge of the Funds, owned beneficially 5% or more of the outstanding shares of any class of any Fund as of December 31, 2014. A shareholder who owns beneficially, directly or indirectly, more than 25% of any Fund’s voting securities is presumed to be a “control person” (as defined in the 1940 Act) of such Fund. The trustees/Nominees and officers of the Trust, as a group, together beneficially owned less than 1% of the outstanding shares of each Fund as of November 30, 2014, except as set forth at Appendix F to this Proxy Statement.

Expenses and Solicitation Activities

The expenses incurred in connection with the solicitation of proxies for the Meeting, including preparation, filing, printing, mailing and solicitation expenses, legal fees, out-of-pocket expenses and expenses of any proxy solicitation firm, will be paid by the Funds. In addition to the use of the mails, proxies may be solicited personally or via facsimile, telephone or the Internet by trustees, officers and employees of the Trust, CWAM and certain of its affiliates, including Ameriprise and its affiliates. The Funds and their affiliates may reimburse persons holding shares in their names or the names of their nominees for their expenses in sending solicitation material to their beneficial owners.

Computershare Fund Services (“Computershare”), which is located at 280 Oser Avenue, Hauppauge, NY 11788, has been engaged to assist in soliciting at an estimated cost of approximately $99,700, which will be paid by the Funds. The agreement with Computershare provides for indemnification of Computershare in certain circumstances and requires Computershare to keep certain information confidential.

Proxy Statement Delivery

“Householding” is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household. Shareholders of the Funds who share a common address and who have not opted out of the householding process should receive a single copy of the Proxy Statement together with one Proxy Card for each account. If you received more than one copy of the Proxy Statement, you may elect to household in the future; if you received a single copy of the Proxy Statement, you may opt out of householding in the future; and you may, in any event, obtain an additional copy of this Proxy Statement by writing to the appropriate Fund at the following address: 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606.

Shareholder Reports

The Funds’ most recent semi-annual and annual reports have been previously mailed to shareholders. Each Fund will furnish, without charge, a copy of its most recent annual report and, if available, its most recent semiannual report subsequent to such annual report, to its shareholders on request. Additional copies of any of these documents are available by writing to Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081, by calling (800) 345-6611 or by visiting the Columbia Funds’ website at www.columbiamanagement.com. All of these documents also are filed with the SEC and available on the SEC’s website at www.sec.gov.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD(S) IS REQUESTED. A PRE-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, AND TELEPHONE AND INTERNET VOTING IS AVAILABLE.

By order of the Board of Trustees,

Charles P. McQuaid

Vice President of Columbia Acorn Trust

Portfolio Manager, Analyst and Advisor, Columbia Wanger Asset Management, LLC

It is important that you authorize proxies promptly. All shareholders, including those who expect to attend the Meeting in person, are urged to authorize their proxy as soon as possible by accessing the website listed on the enclosed Proxy Card(s), by calling the toll-free number listed on the enclosed Proxy Card(s), or by mailing the enclosed Proxy Card(s) in the enclosed return envelope, which requires no postage if mailed in the United States.

To enter the Meeting, you will need proof of ownership of the shares of a Fund, (i) the enclosed Proxy Card(s), or a copy thereof or (ii) if your shares are held of record by a financial intermediary, such as a broker, or nominee, a proxy card from the record holder or other proof of beneficial ownership, such as a brokerage statement showing your holdings of the shares of a Fund

APPENDIX A

Shares Outstanding

As of the Record Date, each Fund had outstanding the following number of shares of the classes indicated below, which in each case equals the number of votes to which the shareholders of such class of such Fund are entitled.

	Class A	Class B	Class C	Class I	Class R
Columbia Acorn Fund	88,936,086.413	271,438.142	29,952,464.781	879,374.682	—
Columbia Acorn International	22,709,192.417	161,338.649	2,579,381.024	929,209.225	133,428.330
Columbia Acorn USA	5,084,061.366	9,255.433	1,460,419.008	70.213	—
Columbia Acorn International Select	2,424,210.245	17,167.884	392,205.829	92.172	—
Columbia Acorn Select	12,564,179.591	56,223.078	2,746,874.605	836,206.665	—
Columbia Thermostat Fund	30,296,729.462	82,215.275	27,029,504.120	—	—
Columbia Acorn Emerging Markets Fund	12,653,449.844	—	3,256,664.117	198.925	—
Columbia Acorn European Fund	1,471,542.365	—	359,768.696	167.883	—

	Class R4	Class R5	Class Y	Class Z	Total
Columbia Acorn Fund	7,704,621.047	14,079,444.206	11,616,665.273	354,923,343.733	508,363,438.277
Columbia Acorn International	10,100,431.232	9,540,352.042	5,354,547.781	133,844,509.951	185,352,390.651
Columbia Acorn USA	250,821.503	1,156,852.307	1,118,011.948	36,489,176.885	45,568,668.663
Columbia Acorn International Select	43,382.301	115,593.915	524,404.651	7,883,319.278	11,400,376.275
Columbia Acorn Select	52,437.237	469,630.514	159,383.084	14,295,230.558	31,180,165.332
Columbia Thermostat Fund	1,588,161.266	239,636.316	27,224.56	25,702,684.891	84,966,155.890
Columbia Acorn Emerging Markets Fund	1,205,718.365	1,531,295.137	189.613	19,227,982.895	37,875,498.896
Columbia Acorn European Fund	20,989.174	112,858.246	—	592,721.050	2,588,047.414

A-1

APPENDIX B

Share Ownership of Trustees/Nominees:

Beneficial Interests Held by the Trustees/Nominees in the Funds and the Columbia Funds Complex

The tables below show the dollar range of equity securities beneficially owned by each trustee/Nominee in each Fund and the aggregate dollar range of equity securities beneficially owned in all funds overseen or to be overseen by each individual within the “Columbia Funds Complex” (as that term is defined by Item 22(a)(1)(vi) of Rule 14a-101 under the Securities Exchange Act of 1934), including notional amounts through the deferred compensation plan for the Independent Trustees and Mr. Wanger, as of November 30, 2014. The stated ranges are as follows: A=$0; B=$1-$10,000; C=$10,001-$50,000; D=$50,001-$100,000; and E= over $100,000.

All interests shown are in Class Z shares of the Funds.

Independent Trustees/Nominees

Fund	Laura M. Born(1)	Maureen M. Culhane	Margaret M. Eisen	Thomas M. Goldstein(2)
Columbia Acorn Fund	E	D	A	A
Columbia Acorn International	E	C	E	A
Columbia Acorn USA	A	A	A	A
Columbia Acorn International Select	A	E	A	A
Columbia Acorn Select	A	A	A	A
Columbia Thermostat Fund	A	A	A	A
Columbia Acorn Emerging Markets Fund	E	E	A	A
Columbia Acorn European Fund	D	C	A	A
Total from the Columbia Funds Complex (the Trust and Wanger Advisors Trust)	E	E	E	A

(1)	Ms. Born owns a portion of her shares through the deferred compensation plan for Independent Trustees.
(2)

Mr. Goldstein was appointed by the Board as a trustee of the Trust and of Wanger Advisors Trust in September 2014. It is expected that, in keeping with the policies adopted by the Board, over the following three years Mr. Goldstein will invest in the Funds in an amount that totals not less than $100,000.

B-1

Fund	John C. Heaton(3)	Steven N. Kaplan(4)	Charles R. Phillips(5)	David J. Rudis(6)
Columbia Acorn Fund	E	E	A	E
Columbia Acorn International	A	E	A	A
Columbia Acorn USA	A	E	A	A
Columbia Acorn International Select	A	D	A	C
Columbia Acorn Select	A	E	A	A
Columbia Thermostat Fund	A	A	A	E
Columbia Acorn Emerging Markets Fund	A	A	A	A
Columbia Acorn European Fund	A	A	A	A
Total from the Columbia Funds Complex (the Trust and Wanger Advisors Trust)	E	E	A	E

(3)	Mr. Heaton owns all of his shares through the deferred compensation plan for Independent Trustees.
(4)	Mr. Kaplan owns a portion of his shares through the deferred compensation plan for Independent Trustees.
(5)

Mr. Phillips was appointed by the Board as a trustee of the Trust and of Wanger Advisors Trust effective January 1, 2015. It is expected that, in keeping with the policies adopted by the Board, over the following three years Mr. Phillips will invest in the Funds in an amount that totals not less than $100,000.

(6)	Mr. Rudis owns all of his shares through the deferred compensation plan for Independent Trustees.

Interested Trustees/Nominees

Fund	P. Zachary Egan	Ralph Wanger(*)
Columbia Acorn Fund	E	E
Columbia Acorn International	E	E
Columbia Acorn USA	A	E
Columbia Acorn International Select	E	E
Columbia Acorn Select	C	E
Columbia Thermostat Fund	E	E
Columbia Acorn Emerging Markets Fund	E	E
Columbia Acorn European Fund	E	A
Total from the Columbia Funds Complex (the Trust and Wanger Advisors Trust)	E	E

(*)

Mr. Wanger owns a portion of his shares through the deferred compensation plan for Independent Trustees. Mr. Wanger serves as trustee emeritus of the Trust and of Wanger Advisors Trust. He is not standing for election.

B-2

APPENDIX C

COLUMBIA ACORN TRUST

WANGER ADVISORS TRUST

Governance Committee Charter

The governance committee is a committee of the Board of Trustees of each of Columbia Acorn Trust (“Acorn”) and Wanger Advisors Trust (“WAT” and together with Acorn, the “Trusts”). The governance committee of each Trust shall be comprised of at least three members, each of whom is a non-interested Trustee (“Independent Trustee”) of the Boards of Trustees (together, the “Board”). It is contemplated that each governance committee will consist of the same Independent Trustees and will meet concurrently. The committee shall oversee the independence and effective functioning of the Board and shall endeavor to be informed about good practices for mutual fund boards. As it relates to each committee, and in fulfilling those objectives:

•	Board Composition. The committee shall:

1.	Identify and nominate candidates for appointment as Independent Trustees[1]. The principal criterion for selection of candidates is their ability to contribute to the overall functioning of the Board and to carry out the responsibilities of the Trustees. In addition, the following factors, among others, may be taken into consideration:

(a)	The Trustees collectively should represent a broad cross section of backgrounds, functional disciplines, and experience;

(b)	Candidates should exhibit stature commensurate with the responsibility of representing shareholders; and

(c)	Candidates shall affirm their availability and willingness to strive for high attendance levels at regular and special meetings and to participate in committee activities as needed.

Although the Trusts’ investment adviser (the “Adviser”), other Trustees or shareholders may submit suggested candidates for Independent Trustees to a committee, neither a committee nor the Independent Trustees as a group shall consider those candidates on a preferential basis as opposed to other possible candidates. Any shareholder may submit the name of a candidate for consideration by a committee by submitting the recommendation to a Trust’s Secretary. The Secretary will forward any such recommendation to the Chairperson of the committee promptly upon receipt.

[1]	75% of the members of the Board must be Independent Trustees. Candidates for election as Independent Trustees must be nominated by the Independent Trustees of a Board and selected by a vote of a majority of the incumbent Independent Trustees of that Board. A Board may change its size and may fill vacancies on the Board so long as at least two-thirds of the Trustees then holding office have been elected by the Trust’s shareholders.

2.	Review periodically the composition of the Board to determine whether it may be appropriate to add individuals with backgrounds or skill sets different from those of the current Trustees.

3.	Oversee arrangements for orientation of new Independent Trustees, continuing education for the Independent Trustees and a periodic evaluation of the performance of the Independent Trustees.

•

Chairperson of the Board and the Board Committees. The committee shall make recommendations to the Board at least annually regarding the appointment of a Chairperson to the Board and regarding committees of the Board, the responsibilities of those committees and committee assignments.

•	Board Meeting Agendas. The committee shall make recommendations to the Board regarding the structure of, and agendas and materials for, the meetings of the Board.

•	Trustee Education. The committee shall oversee the process for orientation of new non-interested Trustees and ongoing education of non-interested Trustees.

•	Board Evaluation. The committee shall oversee the process for evaluating the functioning of the Board.

•

Trustee Compensation. The committee shall make recommendations to the Board regarding the compensation of Trustees who are not affiliated with any investment adviser, administrator or distributor of the Trusts.

•

Conflicts of Interest. The committee shall be responsible for identifying, reviewing and addressing potential conflicts of interest that may arise between the Trust and its Adviser or the Adviser’s affiliates.

•

Legal Counsel. The committee shall monitor the performance of legal counsel to the Trust and to the Independent Trustees and make recommendations to the Independent Trustees regarding the selection of independent counsel for the Independent Trustees.

•

Chief Compliance Officer (“CCO”) and General Counsel. The committee shall review and annually approve the appointment of a CCO and the CCO’s compensation. The committee shall also establish performance objectives and goals for the CCO on an annual basis and evaluate and assess performance against those objectives and goals. If and to the extent the CCO also serves as General Counsel or holds another position with the Trusts, the Governance Committee shall also establish and evaluate and assess performance objectives and goals and compensation for that position or the combined positions on an annual basis.

•	Meetings. The committee shall meet periodically as circumstances require.

•

Resources and Authority. The committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to oversee investigations into any matters within the scope of the committee’s responsibilities and to retain independent counsel and other experts or consultants at the expense of the appropriate series of the Trust (each a “Fund”). The Adviser will report any use of Fund assets for such purpose quarterly to the Trustees.

•	Review of Charter. The committee shall review this charter at least annually and recommend to the full Board any proposed changes.

•

Other Activities. The committee shall perform any other activities consistent with this charter, the Trust’s Declaration of Trust, its by-laws and governing law as the committee or the Trustees deem necessary or appropriate.

•	Minutes. The committee shall maintain minutes of its meetings and report to the Trustees.

Columbia Acorn Trust:	adopted October 24, 2001; amended March 9, 2004, November 16, 2004, September 26, 2006 and September 21, 2011.

Wanger Advisors Trust:	adopted March 10, 2001; amended June 5, 2001, September 29, 2004, November 17, 2004, September 26, 2006 and September 21, 2011.

APPENDIX D

Executive Officer Information

Information regarding the current executive officers of the Trust is shown below. Each officer serves a term of unlimited duration. The address of each executive officer is c/o Columbia Wanger Asset Management, LLC, 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606, except for Messrs. Clarke and DiMaria, whose address is c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Boston, MA 02110, and Messrs. Plummer and Petersen, whose address is c/o Ameriprise Financial, Inc., 5060 Ameriprise Financial Center, Minneapolis, MN 55474.

The officers serve without any compensation from the Trust or Wanger Advisors Trust.

Name and Age at December 31, 2014	Position with the Trust	Year First Appointed or Elected to Office	Principal Occupation(s) During the Past Five Years
Robert A. Chalupnik, 49	Vice President	2011	Portfolio manager and/or analyst, CWAM or its predecessors since 2000; Vice President Columbia Acorn Trust and Wanger Advisors Trust since 2011.

Michael G. Clarke, 45	Assistant Treasurer	2004	Vice President – Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; Senior officer, Columbia Funds and affiliated funds since 2002.

Joseph F. DiMaria, 46	Assistant Treasurer	2010	Vice President – Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010.

William J. Doyle, 50	Vice President	2014	Portfolio manager and/or analyst, CWAM or its predecessors since 2006; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2014.

P. Zachary Egan, 46	President	2014	President and International Chief Investment Officer, CWAM since April 2014; portfolio manager and/or analyst, CWAM or its predecessors since 1999; formerly, Director of International Research, CWAM December 2004-March 2014, and Vice President, Columbia Acorn Trust, 2003-2014, and Wanger Advisors Trust, 2007-2014.

David L. Frank, 51	Vice President	2014	Portfolio manager and/or analyst, CWAM or its predecessors since 2002; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2014.

Name and Age at December 31, 2014	Position with the Trust	Year First Appointed or Elected to Office	Principal Occupation(s) During the Past Five Years
Fritz Kaegi, 43	Vice President	2011	Portfolio manager and/or analyst, CWAM or its predecessors since 2004; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2011.

John Kunka, 44	Treasurer	2006	Treasurer and Principal Accounting and Financial Officer, Columbia Acorn Trust and Wanger Advisors Trust since 2014; Director of Accounting and Operations, CWAM since May 2006; formerly, Assistant Treasurer, Columbia Acorn Trust and Wanger Advisors Trust 2006-2014.

Stephen Kusmierczak, 47	Vice President	2011	Portfolio manager and/or analyst, CWAM or its predecessors since 2001; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2011.

Joseph C. LaPalm, 45	Vice President	2006	Chief Compliance Officer, CWAM since 2005.

Charles P. McQuaid, 61	Vice President	1992	Portfolio manager and/or analyst, CWAM or its predecessors since 1978; Vice President of Columbia Acorn Trust and Wanger Advisors Trust since April 2014; formerly, President and Chief Investment Officer, CWAM or its predecessors, October 2003-March 2014, and President of Columbia Acorn Trust and Wanger Advisors Trust, October 2003-March 2014.

Louis J. Mendes III, 50	Vice President	2003	Portfolio manager and/or analyst, CWAM or its predecessors since 2001; Vice President, Columbia Acorn Trust since 2003 and Wanger Advisors Trust since 2005.

Robert A. Mohn, 53	Vice President	1997	Domestic Chief Investment Officer, CWAM since April 2014; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 1997; portfolio manager and/or analyst, CWAM or its predecessors since 1992; formerly, Director of Domestic Research, CWAM or its predecessors, March 2004-March 2014. Mr. Mohn served as Principal Executive Officer of the Funds during Mr. McQuaid’s sabbatical from January 14 through March 31, 2011.

Christopher J. Olson, 50	Vice President	2001	Portfolio manager and/or analyst, CWAM or its predecessors since January 2001; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2001.

Name and Age at December 31, 2014	Position with the Trust	Year First Appointed or Elected to Office	Principal Occupation(s) During the Past Five Years
Christopher O. Petersen, 44	Assistant Secretary	2010	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010-December 2014 and Vice President and Group Counsel or Counsel, 2004-2010); officer, Columbia Funds and affiliated funds since 2007.

Scott R. Plummer, 55	Assistant Secretary	2010	Senior Vice President, Assistant General Counsel and Head of Global Asset Management, Ameriprise Financial, Inc. since February 2014 (previously, Senior Vice President and Lead Chief Counsel – Asset Management, January 2012-February 2014; Vice President and Lead Chief Counsel – Asset Management, 2010-2012; and Vice President and Chief Counsel – Asset Management, 2005-2010); Senior Vice President and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005 (previously, Chief Legal Officer, Columbia Management Investment Advisers, LLC, June 2005-January 2015); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds 2006-2014.

Robert P. Scales, 62	Chief Compliance Officer, Chief Legal Officer, Senior Vice President and General Counsel	2004	Chief Compliance Officer, Chief Legal Officer, Senior Vice President and General Counsel, Columbia Acorn Trust and Wanger Advisors Trust since 2004.

Andreas Waldburg- Wolfegg, 49	Vice President	2011	Portfolio manager and/or analyst, CWAM or its predecessors since 2002; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2011.

Linda Roth-Wiszowaty, 45	Secretary	2006	Secretary, Columbia Acorn Trust and Wanger Advisors Trust since 2014; Assistant Secretary, Columbia Acorn Trust and Wanger Advisors Trust, 2006-2014; Business support analyst, CWAM since April 2007.

APPENDIX E

Trustee Compensation

Total compensation paid by each Fund and the Trust to the Independent Trustees and Mr. Wanger for the fiscal year ended December 31, 2014 is set forth below. Mr. Egan will serve as an Interested Trustee without any compensation from the Trust or Wanger Advisors Trust.

Fund	Laura M. Born(1)	Maureen M. Culhane	Margaret M. Eisen	Thomas M. Goldstein(2)	John C. Heaton
Columbia Acorn Fund	$125,552	$77,857	$105,707	$12,663	$78,269
Columbia Acorn International	$52,803	$32,787	$44,906	$5,769	$33,265
Columbia Acorn USA	$10,263	$6,373	$8,656	$1,030	$6,411
Columbia Acorn International Select	$2,214	$1,372	$1,867	$232	$1,387
Columbia Acorn Select	$4,979	$3,087	$4,194	$501	$3,108
Columbia Thermostat Fund	$8,226	$5,108	$6,980	$871	$5,176
Columbia Acorn Emerging Markets Fund	$3,120	$1,941	$2,701	$381	$1,994
Columbia Acorn European Fund	$298	$184	$256	$36	$188
Total from the Columbia Funds Complex (the Trust and Wanger Advisors Trust)(*)	$219,200	$136,000	$185,200	$22,700	$137,160

(1)

During the fiscal year ended December 31, 2014, Ms. Born deferred $82,980 of her compensation from the Trust and $87,680 of her total compensation from the Columbia Funds Complex through the deferred compensation plan. At November 30, 2014, the value of Ms. Born’s account under the plan was $115,446.

(2)

During the fiscal year ended December 31, 2014, Mr. Goldstein deferred $6,814 of his compensation from the Trust and $7,200 of his total compensation from the Columbia Funds Complex through the deferred compensation plan. Mr. Goldstein was appointed by the Board as a trustee of the Trust and of Wanger Advisors Trust in September 2014 and received compensation beginning in the fourth quarter of 2014. At November 30, 2014, the value of Mr. Goldstein’s account under the deferred compensation plan was $0.

(*)	Unaudited.

Fund	Steven N. Kaplan(3)	Charles R. Phillips(4)	David J. Rudis(5)	Ralph Wanger(6)
Columbia Acorn Fund	$77,281	—	$101,745	$43,827
Columbia Acorn International	$32,704	—	$43,051	$18,357
Columbia Acorn USA	$6,315	—	$8,325	$3,573
Columbia Acorn International Select	$1,369	—	$1,795	$776
Columbia Acorn Select	$3,067	—	$4,030	$1,742
Columbia Thermostat Fund	$5,087	—	$6,689	$2,864
Columbia Acorn Emerging Markets Fund	$1,947	—	$2,577	$1,069

E-1

Fund	Steven N. Kaplan(3)	Charles R. Phillips(4)	David J. Rudis(5)	Ralph Wanger(6)
Columbia Acorn European Fund	$185	—	$247	$102
Total from the Columbia Funds Complex (the Trust and Wanger Advisors Trust)(*)	$135,200	—	$178,000	$76,400

(3)

During the fiscal year ended December 31, 2014, Mr. Kaplan deferred $ 63,976 of his compensation from the Trust and $67,600 of his total compensation from the Columbia Funds Complex through the deferred compensation plan. At November 30, 2014, the value of Mr. Kaplan’s account under the plan was $1,552,119.

(4)

Mr. Phillips was appointed by the Board as a trustee of the Trust and of Wanger Advisors Trust effective January 1, 2015 and therefore did not received any compensation from the Trust or the Columbia Funds Complex during the fiscal year ended December 31, 2014.

(5)

During the fiscal year ended December 31, 2014, Mr. Rudis deferred all of his compensation from the Trust and all of his total compensation from the Columbia Funds Complex through the deferred compensation plan. At November 30, 2014, the value of Mr. Rudis’s account under the plan was $750,973.

(6)

During the fiscal year ended December 31, 2014, Mr. Wanger deferred all of his compensation from the Trust and all of his total compensation from the Columbia Funds Complex through the deferred compensation plan. At November 30, 2014, the value of Mr. Wanger’s account under the plan was $1,119,480.

(*)	Unaudited.

E-2

APPENDIX F

Principal Holders

As of December 31, 2014, to the knowledge of management of the Funds, the persons below owned beneficially (or of record) more than 5% of the outstanding shares of any class of any Fund, as set forth below. Such ownership may be beneficially held by individuals or entities other than the record owner listed. To the extent that any listed shareholder beneficially owns more than 25% of a Fund, it may be deemed to “control” such Fund within the meaning of the 1940 Act. The effect of such control may be to reduce the ability of other shareholders of the Funds to take actions requiring the affirmative vote of holders of a plurality or majority of a Fund’s shares without the approval of the controlling shareholder.

As of November 30, 2014, the trustees/Nominees and the officers of the Trust, as a group, together beneficially owned less than 1% of the outstanding equity securities of each Fund, except that (i) the trustees/Nominees and officers of the Trust together beneficially owned approximately 1.2% of Columbia Thermostat Fund, (ii) the chart below identifies each individual officer of the Trust who beneficially owned greater than 1% of the outstanding shares of Columbia Acorn European Fund, (iii) the trustees/Nominees and officers of the Trust together beneficially owned approximately 1.6% of Columbia Acorn Emerging Markets Fund and (iv) in addition to the officers of the Trust listed in the tables below, the officers of the Trust and the trustees/Nominees together beneficially owned approximately 9.0% of Columbia Acorn European Fund.

Columbia Acorn European Fund
P. Zachary Egan	1.6%
David L. Frank	1.1%
Stephen Kusmierczak	1.6%
Charles P. McQuaid	1.1%
Robert A. Mohn	1.9%
Andreas Waldburg-Wolfegg	1.4%

Fund	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Columbia Acorn Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A Shares	17.39%

	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class B Shares	8.99%

	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class C Shares	6.28%

	CHARLES SCHWAB & CO INC ATTN MUTUAL FUND DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class Z Shares	10.13%

Fund	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
	CHARLES SCHWAB & CO INC ATTN MUTUAL FUND DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class R5 Shares	13.23%

	COLUMBIA THERMOSTAT FUND C/O PAULA RYAN 227 W MONROE ST STE 3000 CHICAGO IL 60606-5018	Class I Shares	99.99%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class B Shares	9.54%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class C Shares	12.37%

	ING LIFE INSURANCE & ANNUITY CO ING FUND OPERATIONS 1 ORANGE WAY WINDSOR CT 06095-4773	Class Y Shares	5.36%

	LPL FINANCIAL FBO CUSTOMER ACCOUNTS 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class B Shares	5.69%

	LPL FINANCIAL FBO CUSTOMER ACCOUNTS 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class C Shares	7.51%

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	Class A Shares	5.64%

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	Class C Shares	15.49%

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	Class Z Shares	7.48%

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	Class B Shares	12.28%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class B Shares	7.53%

Fund	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class C Shares	12.83%

	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class A Shares	13.09%

	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class B Shares	12.03%

	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class C Shares	7.36%

	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class R5 Shares	53.26%

	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class Y Shares	26.62%

	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class Z Shares	14.42%

	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class R4 Shares	17.38%

	NORTEHRN TRUST AS TRUSTEE FBO PRAXAIR PENSION PLAN PO BOX 92956 CHICAGO IL 60675-2994	Class Y Shares	20.14%

	PERSHING LLC 1PERSHING PLZ JERSEY CITY NJ 07399-0002	Class A Shares	6.77%

	PERSHING LLC 1PERSHING PLZ JERSEY CITY NJ 07399-0002	Class B Shares	12.83%

	PERSHING LLC 1PERSHING PLZ JERSEY CITY NJ 07399-0002	Class C Shares	7.62%

Fund	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
	PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST CLEAN HARBORS SAVINGS AND 42 LONGWATER DR NORWELL MA 02061-1612	Class R5 Shares	5.86%

	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class C Shares	7.97%

	STATE OF ILLINOIS EMPLOYEES DEFERRED COMP PLAN ATTN CHRIS SCHOFIELD PO BOX 19208 SPRINGFIELD IL 62794-9208	Class Z Shares	8.38%

	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class C Shares	9.27%

	WELLS FARGO BANK NA PO BO0 X 1533 MINNEAPOLIS MN 55480-1533	Class Y Shares	11.76%

	WILMINGTON TRUST RISC AS CUST FBO CITY NATIONAL CORPORATION PS PLAN PO BOX 52129 PHOENIX AZ 85072-2129	Class Y Shares	6.49%

	WILMINGTON TRUST RISC AS CUST FBO TWIN CITY PIPE TRADES PENSION SUPPLEMENT PLAN PO BOX 52129 PHOENIX AZ 85072-2129	Class R4 Shares	40.04%

	WTRISC AS TTEE FBO ST JUDE MEDICAL INC MGMT SAVINGS PLAN PO BOX 52129 PHOENIX AZ 85072-2129	Class R4 Shares	7.39%

Columbia Acorn International	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A Shares	25.83%

	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class B Shares	20.10%

	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class C Shares	11.03%

	ASCENSUS TRUST COMPANY FBO GOLDEN GAMING INC 401 K PLAN PO BOX 10758 FARGO ND 58106-0758	Class R Shares	9.66%

Fund	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	Class R5 Shares	36.03%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	Class Y Shares	10.79%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	Class Z Shares	9.19%

	COLUMBIA THERMOSTAT FUND 227 W MONROE ST STE 3000 CHICAGO IL 60606-5018	Class I Shares	96.69%

	COMERICA BANK FBO PIPE FITTERS RETIREMENT FUND LOCAL 597 PO BOX 75000 DETROIT MI 48275-3446	Class Y Shares	7.70%

	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	Class A Shares	5.73%

	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	Class Z Shares	6.40%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class B Shares	11.40%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class C Shares	6.78%

	LPL FINANCIAL FBO CUSTOMER ACCOUNTS 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class C Shares	9.47%

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	Class B Shares	6.98%

Fund	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	Class C Shares	11.00%

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	Class Z Shares	13.95%

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	Class R Shares	8.45%

	MG TRUST CO CUST FBO OHIO STATE UNIVERSITY 403 B PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	Class R Shares	6.65%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class C Shares	8.21%

	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEOARTMENT 4TH FL JERSEY CITY NJ 07310-2010	Class Z Shares	15.30%

	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEOARTMENT 4TH FL JERSEY CITY NJ 07310-2010	Class A Shares	13.34%

	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEOARTMENT 4TH FL JERSEY CITY NJ 07310-2010	Class C Shares	5.97%

	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEOARTMENT 4TH FL JERSEY CITY NJ 07310-2010	Class R5 Shares	38.55%

	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEOARTMENT 4TH FL JERSEY CITY NJ 07310-2010	Class Y Shares	53.49%

	PERSHING LLC 1PERSHING PLZ JERSEY CITY NJ 07399-0002	Class A Shares	5.62%

Fund	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
	PERSHING LLC 1PERSHING PLZ JERSEY CITY NJ 07399-0002	Class B Shares	7.20%

	PERSHING LLC 1PERSHING PLZ JERSEY CITY NJ 07399-0002	Class C Shares	7.51%

	PERSHING LLC 1PERSHING PLZ JERSEY CITY NJ 07399-0002	Class R4 Shares	91.67%

	PERSHING LLC 1PERSHING PLZ JERSEY CITY NJ 07399-0002	Class R5 Shares	12.91%

	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class C Shares	14.12%

	STATE STREET CORPORATION FBO ADP ACCESS 1 LINCOLN ST BOSTON MA 02111-2901	Class R Shares	29.18%

	TAYNIK & CO C/O INVESTORS BANK & TRUST CO 200 CLARENDON ST FL 17 BOSTON MA 02116-5097	Class R Shares	13.06%

Columbia Acorn USA	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A Shares	14.21%

	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class B Shares	23.26%

	CHARLES SCHWAB & CO INC CUST A/C FOR THE EXCLUSIVE BENEFIT ATTENTION MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class R4 Shares	11.24%

	CHARLES SCHWAB & CO INC CUST A/C FOR THE EXCLUSIVE BENEFIT ATTENTION MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class Z Shares	5.93%

	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class I Shares	100.00%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class B Shares	5.81%

Fund	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
	LINCOLN RETIREMENT SERVICES COMPANY FBO LEVY RATNER P C 401 K PLAN PO BOX 7876 FORT WAYNE IN 46801-7876	Class R4 Shares	5.04%

	LINCOLN RETIREMENT SERVICES COMPANY FBO: HARTFORD COUNTY 403B PO BOX 7876 FORT WAYNE IN 46801-7876	Class Y Shares	5.38%

	LPL FINANCIAL FBO CUSTOMER ACCOUNTS 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class C Shares	6.32%

	MAC & CO FBO NY STATE DEFERRED COMP PLAN ATTN MUTUAL FUNDS OPERATIONS P.O. BOX 3198 525 WILLIAM PENN PLACE PITTSBURGH PA 15230-3198	Class Z Shares	23.19%

	MERRILL LYNCH LIFE INSURANCE COMPANY VARIABLE ANNUITY SEPARATE ACCOUNT 4333 EDGEWOOD RD NE CEDAR RAPIDS IA 52499-0001	Class A Shares	13.65%

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	Class A Shares	8.39%

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	Class B Shares	9.43%

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	Class Z Shares	9.01%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class C Shares	5.54%

	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class A Shares	11.41%

	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class B Shares	7.63%

Fund	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class C Shares	49.07%

	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class R5 Shares	68.28%

	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class Y Shares	83.79%

	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class Z Shares	15.57%

	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class R4 Shares	27.37%

	NEW YORK LIFE TRUST COMPANY 690 CANTON ST STE 100 WESTWOOD MA 02090-2344	Class A Shares	6.51%

	PERSHING LLC 1PERSHING PLZ JERSEY CITY NJ 07399-0002	Class A Shares	8.04%

	PERSHING LLC 1PERSHING PLZ JERSEY CITY NJ 07399-0002	Class B Shares	5.53%

	PERSHING LLC 1PERSHING PLZ JERSEY CITY NJ 07399-0002	Class R4 Shares	44.23%

	PERSHING LLC 1PERSHING PLZ JERSEY CITY NJ 07399-0002	Class R5 Shares	29.86%

	THE TRUST COMPANY OF KNOXILLE 1 4823 OLD KINGSTON PIKE STE 100 KNOXVILLE TN 37919-6499	Class Y Shares	10.00%

	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class C Shares	11.43%

	VANGUARD FIDUCIARY TRUST COMPANY LIBERTY ACORN USA PO BOX 2600 VALLEY FORGE PA 19482-2600	Class Z Shares	7.03%

Fund	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
	WELLS FARGO BANK FBO VARIOUS RETIREMENT PLANS 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288	Class Z Shares	15.67%

Columbia Acorn International Select	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A Shares	42.81%
	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class B Shares	29.13%

	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class C Shares	18.11%

	CHARLES SCHWAB & CO INC CUST A/C FOR THE EXCLUSIVE BENEFIT ATTENTION MUTUAL FUND 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class R5 Shares	9.23%

	CHARLES SCHWAB & CO INC CUST A/C FOR THE EXCLUSIVE BENEFIT ATTENTION MUTUAL FUND 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class Z Shares	9.03%

	CHARLES SCHWAB & CO INC CUST A/C FOR THE EXCLUSIVE BENEFIT ATTENTION MUTUAL FUND 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class A Shares	8.37%

	CHARLES SCHWAB & CO INC CUST A/C FOR THE EXCLUSIVE BENEFIT ATTENTION MUTUAL FUND 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class B Shares	5.41%

	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class I Shares	100.00%

	FIIOC FBO PUTNAM PLASTICS CORP 401(K) PLAN 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	Class R4 Shares	6.75%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class B Shares	8.69%

	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class A Shares	5.93%

	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class C Shares	9.37%

Fund	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	Class B Shares	7.10%

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	Class C Shares	6.55%

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	Class Z Shares	35.63%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class A Shares	7.69%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class B Shares	8.17%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class C Shares	6.53%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class Z Shares	7.56%

	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class A Shares	7.37%

	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class B Shares	20.01%

	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class C Shares	10.61%

	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class R5 Shares	12.11%

Fund	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class Y Shares	32.53%

	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class Z Shares	13.87%

	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class R4 Shares	50.22%

	PERSHING LLC 1PERSHING PLZ JERSEY CITY NJ 07399-0002	Class C Shares	14.31%

	PERSHING LLC 1PERSHING PLZ JERSEY CITY NJ 07399-0002	Class R4 Shares	35.97%

	PERSHING LLC 1PERSHING PLZ JERSEY CITY NJ 07399-0002	Class R5 Shares	5.65%

	PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST 401(K) SAVINGS PLAN 2301 EAGLE PKWY STE 200 FORT WORTH TX 76177-2326	Class R5 Shares	66.75%

	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class C Shares	11.31%

	STATE STREET CORPORATION FBO ADP ACCESS 1 LINCOLN ST BOSTON MA 02111-2901	Class Y Shares	5.74%

	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Class R5 Shares	5.22%

	THE NON-CERTIFIED EMPLOYEES RET PLAN OF THE JUNIOR COLLEGE DISTRICT OF ST LOUIS 300 S BROADWAY SAINT LOUIS MO 63102-2800	Class Y Shares	61.71%

Columbia Acorn Select	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A Shares	21.83%

	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class B Shares	10.50%

Fund	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class C Shares	7.58%

	CHARLES SCHWAB & CO INC CUSTODY ACCOUNT FOR BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class Z Shares	6.97%

	CHARLES SCHWAB & CO INC CUSTODY ACCOUNT FOR BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class R5 Shares	7.04%

	COLUMBIA THERMOSTAT FUND C/O PAULA RYAN 227 W MONROE ST STE 3000 CHICAGO IL 60606-5018	Class I Shares	99.99%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class C Shares	8.68%

	LPL FINANCIAL FBO CUSTOMER ACCOUNTS 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class B Shares	9.41%

	LPL FINANCIAL FBO CUSTOMER ACCOUNTS 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class C Shares	9.51%

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	Class A Shares	6.31%

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	Class C Shares	17.11%

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	Class Z Shares	15.82%

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	Class B Shares	10.75%

Fund	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
	MG TRUST COMPANY CUST. FBO TEXAS A&M UNIVERSITY SYSTEM ORP 717 17TH ST STE 1300 DENVER CO 80202-3304	Class R4 Shares	46.93%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class B Shares	6.99%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class C Shares	13.33%

	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class A Shares	25.63%

	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class B Shares	7.15%

	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class C Shares	5.27%

	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class R5 Shares	78.73%

	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class Y Shares	99.94%

	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class Z Shares	21.83%

	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class R4 Shares	16.43%

	PERSHING LLC 1PERSHING PLZ JERSEY CITY NJ 07399-0002	Class A Shares	5.23%

	PERSHING LLC 1PERSHING PLZ JERSEY CITY NJ 07399-0002	Class B Shares	11.16%

Fund	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
	PERSHING LLC 1PERSHING PLZ JERSEY CITY NJ 07399-0002	Class C Shares	12.59%

	PERSHING LLC 1PERSHING PLZ JERSEY CITY NJ 07399-0002	Class R4 Shares	33.41%

	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class B Shares	7.25%

	TD AMERITRADE TRUST COMPANY ATTN HOUSE PO BOX 17748 DENVER CO 80217-0748	Class R5 Shares	7.68%

	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class C Shares	7.02%

Columbia Thermostat Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A Shares	43.83%

	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class B Shares	31.01%

	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class C Shares	22.69%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUND DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class R5 Shares	25.12%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUND DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class B Shares	10.22%

	FIIOC FBO RADIAC ABRASIVES INC THRIFT PLAN 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	Class R5 Shares	40.66%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class A Shares	5.04%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class B Shares	19.63%

Fund	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class C Shares	8.86%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class Z Shares	13.81%

	GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class Y Shares	99.35%

	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class Z Shares	5.37%

	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class B Shares	7.66%

	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class C Shares	5.57%

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	Class A Shares	10.12%

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	Class C Shares	23.22%

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	Class Z Shares	32.04%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class C Shares	11.34%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class Z Shares	13.44%

	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class A Shares	5.78%

Fund	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class R4 Shares	70.71%

	PERSHING LLC 1PERSHING PLZ JERSEY CITY NJ 07399-0002	Class R4 Shares	28.66%

	PERSHING LLC 1PERSHING PLZ JERSEY CITY NJ 07399-0002	Class R5 Shares	10.53%

	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class C Shares	6.60%

	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Class R5 Shares	19.61%

	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class A Shares	6.30%

	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class C Shares	7.18%

	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class Z Shares	11.45%

Columbia Acorn Emerging Markets Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A Shares	61.33%
	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class C Shares	27.61%

	CHARLES SCHWAB & CO INC CUST A/C FOR THE EXCLUSIVE BENEFIT ATTENTION MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class R5 Shares	86.24%

	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class I Shares	100.00%

Fund	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class Y Shares	100.00%

	LINERCOURSE & CO AS CUSTODIAN FOR LOYOLA UNIVERSITY 1200 CROWN COLONY DR QUINCY MA 02169-0938	Class Z Shares	5.87%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class C Shares	19.04%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class Z Shares	18.92%

	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class A Shares	8.45%

	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class R4 Shares	14.56%

	PERSHING LLC 1PERSHING PLZ JERSEY CITY NJ 07399-0002	Class R4 Shares	83.92%

	PERSHING LLC 1PERSHING PLZ JERSEY CITY NJ 07399-0002	Class R5 Shares	8.60%

	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class C Shares	13.60%

	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class Z Shares	36.20%

	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class C Shares	16.01%

	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class Z Shares	19.36%

Fund	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Columbia Acorn European Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A Shares	78.02%

	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class C Shares	42.50%

	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class Z Shares	5.99%

	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class I Shares	100.00%

	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class Z Shares	8.83%

	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class C Shares	5.07%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class C Shares	16.50%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class Z Shares	12.16%

	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class R4 Shares	79.34%

	P ZACHARY EGAN TTEE P ZACHARY EGAN REVOCABLE TRUST U/A 12/09/2008 647 W ARLINGTON PL CHICAGO IL 60614-2611	Class Z Shares	5.23%

	PERSHING LLC 1PERSHING PLZ JERSEY CITY NJ 07399-0002	Class A Shares	7.59%

	PERSHING LLC 1PERSHING PLZ JERSEY CITY NJ 07399-0002	Class R4 Shares	19.91%

	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class C Shares	17.26%

	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class Z Shares	11.50%

Fund	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
	STEPHEN KUSMIERCZAK TOD BENEFICIARY INFORMATION ON FILE 1351 W ALTGELD ST APT 1F CHICAGO IL 60614-2091	Class Z Shares	5.00%

	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Class R5 Shares	97.83%

	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class C Shares	5.56%

	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class Z Shares	17.67%

As of December 31, 2014, to the knowledge of management of the Funds, the persons below owned beneficially (or of record) more than 25% of the outstanding shares of any Fund, as set forth below.

Fund	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Fund
Columbia Acorn European Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Shares	52.22%

PXY110_12_001_(01/15)

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy
Card and return in the
postage-paid envelope

VOTE IN PERSON
Attend Shareholder Meeting
227 West Monroe St, Suite 3000
Chicago, IL 60606
on February 27, 2015

Please detach at perforation before mailing.

COLUMBIA ACORN TRUST	PROXY
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 27, 2015

The undersigned shareholder of the Fund or Funds named below hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement for the special meeting of shareholders (for each Fund and the Trust as a whole, including any postponements or adjournments thereof, the “Meeting”) to be held at 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606, on February 27, 2015, at 10:00 a.m. Central time, and, revoking any previous proxies, hereby appoints Joseph C. LaPalm, John Kunka, Linda Roth-Wiszowaty and Christopher Hamilton (the “Proxies”) (or any of them) as proxies for the undersigned, with full power of substitution in each of them, to attend the Meeting and to cast on behalf of the undersigned all the votes the undersigned is entitled to cast at the Meeting and otherwise represent the undersigned at the Meeting with all the powers possessed by the undersigned as if personally present at the Meeting.

YOUR VOTE IS IMPORTANT. Mark, sign, date and return this proxy card as soon as possible.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature and Title, if applicable

Signature (if held jointly)

Date	COL_26314_011315

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to be Held on February 27, 2015.

This Proxy Statement and the Notice of Special Meeting are available at:

https://www.proxy-direct.com/col-26314

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

FUNDS	FUNDS	FUNDS
Columbia Acorn Fund	Columbia Acorn International	Columbia Acorn USA
Columbia Acorn International Select	Columbia Acorn Select	Columbia Thermostat Fund
Columbia Acorn Emerging Markets Fund	Columbia Acorn European Fund

Please detach at perforation before mailing.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE NOMINEES LISTED BELOW. THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR EACH OF THE NOMINEES LISTED BELOW. THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) THEREOF, INCLUDING ANY ADJOURNMENT(S) NECESSARY TO OBTAIN QUORUMS AND/OR APPROVALS.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:  ¢

1.	Nominees:			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	01. Laura M. Born	02. Maureen M. Culhane	03. Margaret M. Eisen	☐	☐	☐
	04. Thomas M. Goldstein	05. John C. Heaton	06. Steven N. Kaplan
	07. Charles R. Phillips	08. David J. Rudis	09. P. Zachary Egan
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

EVERY VOTE IS IMPORTANT! PLEASE VOTE TODAY USING ONE OF THE FOUR AVAILABLE OPTIONS!

COL_26314_011315

EVERY VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this
Voting Instruction Card and return
in the postage-paid envelope

VOTE IN PERSON
Attend Shareholder Meeting
227 West Monroe St, Suite 3000
Chicago, IL 60606
on February 27, 2015

Please detach at perforation before mailing.

COLUMBIA ACORN TRUST	VOTING INSTRUCTION CARD
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON FEBRUARY 27, 2015

INSURANCE COMPANY DROP-IN

The above-referenced insurance company (the “Company”) is using this Voting Instruction Card to solicit voting instructions from its contract owners who hold unit values in a separate account of the Company that invests in the below-named fund(s) (the “Fund”).

The undersigned contract owner instructs the Company to vote, at the Special Meeting of Shareholders and at any adjournments or postponements thereof (the “Meeting”), all shares of the Fund(s) attributable to his or her contract or interest in the relevant separate account as directed below. The undersigned acknowledges receipt of the Fund’s Notice of Special Meeting of Shareholders and Proxy Statement.

If you sign below but do not mark instructions, the Company will vote all shares of the Fund(s) attributable to your account value FOR the proposal. If you fail to return this Voting Instruction Card, the Company will vote all shares attributable to your account value in proportion to the timely voting instructions actually received from contract owners in the separate account.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature and Title, if applicable

Signature (if held jointly)

Date	COL_26314_011315-VI

THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

EVERY VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to be Held on February 27, 2015.

This Proxy Statement and the Notice of Special Meeting are available at:

https://www.proxy-direct.com/col-26314

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS VOTING INSTRUCTION CARD

FUNDS	FUNDS	FUNDS
Columbia Acorn Fund	Columbia Acorn International	Columbia Acorn USA
Columbia Acorn International Select	Columbia Acorn Select	Columbia Thermostat Fund
Columbia Acorn Emerging Markets Fund	Columbia Acorn European Fund

Please detach at perforation before mailing.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE NOMINEES LISTED BELOW. THIS VOTING INSTRUCTION CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR EACH OF THE NOMINEES LISTED BELOW. THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) THEREOF, INCLUDING ANY ADJOURNMENT(S) NECESSARY TO OBTAIN QUORUMS AND/OR APPROVALS.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:  ¢

1.	Nominees:			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	01. Laura M. Born	02. Maureen M. Culhane	03. Margaret M. Eisen	☐	☐	☐
	04. Thomas M. Goldstein	05. John C. Heaton	06. Steven N. Kaplan
	07. Charles R. Phillips	08. David J. Rudis	09. P. Zachary Egan
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

EVERY VOTE IS IMPORTANT! PLEASE VOTE TODAY USING ONE OF THE FOUR AVAILABLE OPTIONS!

COL_26314_011315-VI